Exhibit 10.3

FIRST AMENDMENT

TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

THIS FIRST AMENDMENT TO DEPOSIT ACCOUNT CONTROL AGREEMENT (this “Amendment”) is entered into as of May 5, 2008, by and among WACHOVIA BANK, NATIONAL ASSOCIATION as depository bank (the “Bank”), the Bank’s depositor customer, EPICEPT CORPORATION, a Delaware corporation (the “Company”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Secured Party”).

RECITALS

A.        Bank, Company and Secured Party are parties to that certain Deposit Account Control Agreement dated as of August 30, 2006 (the “Agreement”). Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Agreement.

B.	The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.         As of the date hereof, the combined balance in Account Number 2000002596060 and Account Number 2000013005634 (the “Accounts”) is $1,767,003.76. The Company will not permit the combined balance in the Accounts to be below $500,000 at any time. Bank will not honor any drafts, requests for payment, or other instructions from the Company where, after honoring or following such drafts, requests or instructions, the combined balance of the Accounts would be below $500,000.

2.	The Agreement, as amended hereby, shall be and remain in full force and effect.

3.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

WACHOVIA BANK, NATIONAL ASSOCIATION By:__________________________________ Name:________________________________ Title: _________________________________

EPICEPT CORPORATION By:__________________________________ Name:________________________________ Title: _________________________________

HERCULES TECHNOLOGY GROWTH CAPITAL, INC. By:__________________________________ Name:________________________________ Title: _________________________________